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                                , 1997
_____________________________
_____________________________
_____________________________





                                 Re: Frontline Communications Corporation

           Dear Sir or Madam:

     In order to induce _____________________ (the "Underwriter") to enter into an underwriting agreement with Frontline Communications Corporation (the "Company") in connection with the proposed public offering of shares of the Company's Common Stock and contemplated by that certain letter of intent between the Company and the Underwriter and as will be described in a registration statement filed with the Securities and Exchange Commission (the "SEC") (such registration statement, as it may subsequently be amended, referred to herein as the "Registration Statement"), and as consideration for the Underwriter participating in the proposed offering, the undersigned hereby agrees with the Underwriter that:

     1. Until 12 months after the date the Registration Statement is declared effective by the SEC (the "Effective Date"), the undersigned securityholder will not, without the prior written consent of the Underwriter:

     (i) directly or indirectly, sell, offer for sale, transfer or otherwise dispose of, any securities of the Company owned by the undersigned (other than securities of the Company acquired by the undersigned after the Effective
Date), pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), or otherwise, or

     (ii) exercise any registration rights relating to any securities of the Company; and

     2. For the first year following the twelve-month lock-up period referred to in paragraph (1) above, the undersigned securityholder will not, without the prior written consent of the


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Underwriter, sell any of the shares of Common Stock owned by the undersigned, during any three-month period, in excess of the aggregate amount of such shares that such securityholder would be allowed to sell if it were deemed an "affiliate" of the Company and its shares were deemed "restricted shares" (as each of those terms is defined in Rule 144 promulgated under the Act) and sales of such shares were subject to the volume limitations of paragraph (e)(1) of Rule 144, which, in general, limits the number of restricted shares that may be sold by an affiliate within any three-month period to the greater of (i) 1% of the then outstanding shares of Common Stock and (ii) the average weekly trading volume during the four calendar weeks preceding such sale.


                                     Very truly yours,

                                     SECURITYHOLDER:

                                     _______________________________________

                                     _______________________________________


                                     Address:

                                     _______________________________________

                                     _______________________________________

                                     Date:__________________________________